Rule 497(k)

File No. 333-125751

First Trust Exchange-Traded Fund

SUMMARY PROSPECTUS
First Trust Lunt U.S. Factor Rotation ETF

Ticker Symbol:	FCTR
Exchange:	Cboe BZX Exchange, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FCTR .   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated May 2, 2022, are all incorporated by reference into this Summary Prospectus.
May 2, 2022

Investment Objective
The First Trust Lunt U.S. Factor Rotation ETF (the “Fund”), seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Lunt Capital Large Cap Factor Rotation Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 307% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Fund, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is owned and was developed by Lunt Capital Management, Inc. (the “Index Provider”) and is calculated and maintained by Nasdaq, Inc. Nasdaq, Inc. may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Index integrity.
The Index is designed to track the performance of U.S. securities exhibiting desirable factor exposure. The Index utilizes the Index Provider’s risk-adjusted relative strength methodology to allocate exposure to securities exhibiting either high or low levels of the characteristics associated with one of four primary investing factors: (i) momentum; (ii) value; (iii) quality; and (iv) volatility. Within the Index’s selection universe, each factor is represented by two sub-indices, each of which selects 50 stocks from the Nasdaq US 500 Large Cap Index. One sub-index selects 50 stocks exhibiting the highest levels of the factor and the other selects 50 stocks exhibiting the lowest levels of the factor. The factors are briefly defined, and their associated sub-indices are set forth below. The Index Provider’s risk-adjusted relative strength methodology is designed to identify the sub-indices with the greatest return potential with the least amount of risk and tactically allocate exposure to those sub-indices.
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Momentum is the statistical measurement of the price performance of a security versus a market average, another security or a universe of securities. The sub-indices representing this factor are rebalanced semi-annually and evaluate the average of a security’s trailing 12-month, 9-month, 6-month, 3-month and 1-month returns.
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Nasdaq Factor Family US Momentum IndexTM: an index seeking to select a portfolio of securities exhibiting high momentum factor characteristics.

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Nasdaq Factor Laggard US Momentum IndexTM: an index seeking to select a portfolio of securities exhibiting low momentum factor characteristics.
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Value is the statistical measurement of a security’s price relative to the fundamental value of that security. The sub-indices representing this factor are rebalanced semi-annually and select securities based on a value score that evaluates several factors, including a security’s book value to price ratio, cash flow to price, return on assets, sales enterprise value and earnings-to-price ratio.
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Nasdaq Factor Family US Value IndexTM: an index seeking to select a portfolio of securities exhibiting high value factor characteristics.
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Nasdaq Factor Laggard US Value IndexTM: an index seeking to select a portfolio of securities exhibiting low value factor characteristics.
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Quality is the statistical measurement of the strength of a security’s fundamentals. The sub-indices representing this factor are rebalanced annually and evaluate several criteria, including a security’s earnings-per-share, operating margin, sales growth and return on equity.
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Nasdaq Factor Family US Quality IndexTM: an index seeking to select a portfolio of securities exhibiting high quality factor characteristics.
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Nasdaq Factor Laggard US Quality IndexTM: an index seeking to select a portfolio of securities exhibiting low quality factor characteristics.
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Volatility is the statistical measurement of the magnitude of a security’s price fluctuations over time. The sub-indices representing this factor are rebalanced semi-annually and evaluate a security’s realized volatility over trailing 12-month, 9-month, 6-month and 3-month and 1-month time periods.
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Nasdaq Factor Family US Low Volatility IndexTM: an index seeking to select a portfolio of securities exhibiting low levels of volatility.
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Nasdaq Factor Laggard US Low Volatility IndexTM: an index seeking to select a portfolio of securities exhibiting high levels of volatility.
On the last trading day of each month, the Index applies the Index Provider’s risk-adjusted relative strength methodology to each pair of sub-indices and assigns each a “Risk-Adjusted Score.” The Risk-Adjusted Score is the return per unit of risk of the sub-index, measured as the standard deviation of returns over the course of the prior 12 months. From each pair of sub-indices, the Index selects the sub-index with the highest Risk-Adjusted Score for inclusion in the Index and invests in the securities comprising the four selected sub-indices. The aggregate weight assigned to each sub-index is dependent upon the Index’s holdings prior to the Index’s evaluation. If, upon the evaluation, the same four sub-indices are selected for inclusion in the Index, no changes of any kind are enacted. If, however, one or more sub-indices are to be replaced, the weight assigned to the sub-indices already included in the Index (if any) remains unchanged and the aggregate weight of the sub-indices that are removed is redistributed equally to the newly included sub-indices. Within each sub-index, the securities are weighted by factor score, with the highest scoring security receiving the highest weight.
The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s periodic rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of March 31, 2022, the Index was composed of 162 securities with market capitalization ranges from $6.3 billion to $2.3 trillion. As of March 31, 2022, the Fund had significant investments in energy companies and information technology companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
ENERGY COMPANIES RISK. The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONCENTRATION RISK. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
LOW VOLATILITY RISK. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
MOMENTUM INVESTING RISK. The Fund employs a “momentum” style of investing that emphasizes selecting stocks that have had higher recent price performance compared to other stocks. Momentum can change quickly and stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of the Fund may suffer.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
QUALITY STOCKS INVESTMENT RISK. A quality style of investing emphasizes companies with strong fundamentals. However, there is no guarantee that the Fund will correctly identify companies with strong fundamentals or that selected companies will maintain strong fundamentals. In addition, quality stocks are subject to the risk that the returns on quality securities are less than returns on other styles of investing or the overall stock market.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Lunt U.S. Factor Rotation ETF
Calendar Year Total Returns as of 12/31

During the periods shown in the chart above:
Best Quarter		Worst Quarter
35.02%	June 30, 2020	-22.51%	March 31, 2020
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	Since Inception	Inception Date
Return Before Taxes	21.22%	18.77%	7/25/2018
Return After Taxes on Distributions	20.98%	18.39%
Return After Taxes on Distributions and Sale of Fund Shares	12.55%	14.73%
Lunt Capital Large Cap Factor Rotation Index (reflects no deduction for fees, expenses or taxes)	22.10%	19.68%
Nasdaq US 500 Large Cap Index (reflects no deduction for fees, expenses or taxes)	26.48%	18.63%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
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Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
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Jon C. Erickson, Senior Vice President of First Trust
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David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
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Roger F. Testin, Senior Vice President of First Trust
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Stan Ueland, Senior Vice President of First Trust
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Chris A. Peterson, Senior Vice President of First Trust
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Erik Russo, Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2018, except for Erik Russo, who has served as a part of the portfolio management team since 2020.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FCTR .
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